Exhibit 99.1

FINANCIAL NEWS

SANMINA REPORTS Fourth quarter and FULL fiscal 2020 financial results

San Jose, CA – November 10, 2020. Sanmina Corporation (“Sanmina” or the “Company”) (NASDAQ: SANM), a leading integrated manufacturing solutions company, today reported financial results for the fourth quarter and fiscal year ended October 3, 2020.

Fourth Quarter Fiscal 2020 Financial Highlights

▪	Revenue: $1.87 billion, exceeding outlook
▪	GAAP operating margin: 4.4 percent
▪	GAAP diluted EPS: $0.75

▪	Non-GAAP(1) operating margin: 5.1 percent
▪	Non-GAAP diluted EPS: $1.10, exceeding outlook

Fiscal Year 2020 Financial Highlights

▪	Revenue: $6.96 billion
▪	GAAP diluted EPS: $1.97
▪	Non-GAAP diluted EPS: $3.05

Additional Highlights

▪	Q4 non-GAAP pre-tax ROIC: 28.3 percent
▪	Cash flow from operations: Q4 $80 million and FY’20 $301 million

▪	Free cash flow: Q4 $69 million and FY’20 $236 million

▪	Shares repurchases: Q4 3 million for $78 million and FY’20 6.4 million for $166 million
▪	Ending cash and cash equivalents: $481 million

(1)Non-GAAP financial measures exclude charges or gains relating to: stock-based compensation expenses; restructuring costs (including employee severance and benefits costs and charges related to excess facilities and assets); acquisition and integration costs (consisting of costs associated with the acquisition and integration of acquired businesses into our operations); impairment charges for goodwill and other assets; amortization expense; and other unusual or infrequent items (e.g. charges or benefits associated with distressed customers, expenses, charges and recoveries relating to certain legal matters, gains and losses on sales of assets and redemptions of debt, deferred tax and discrete tax items). See Schedule 1 below for more information regarding our use of non-GAAP financial measures, including the economic substance behind each exclusion, the manner in which management uses non-GAAP measures to conduct and evaluate the business, the material limitations associated with using such measures and the manner in which management compensates for such limitations. A reconciliation of the non-GAAP financial information contained in this release to their most directly comparable GAAP measures is included in the financial statements furnished with this release.

“We delivered strong financial results for the fourth quarter. Revenue was up 13.3 percent over the prior quarter, operating margin expanded, EPS exceeded outlook and we generated solid free cash flow. Our performance in the quarter is a testament that our strategy is working,” stated Jure Sola, Chairman and Chief Executive Officer of Sanmina Corporation.

“Fiscal 2020 was a challenging year. The team did a phenomenal job adapting and I am proud of our people for all that we have accomplished.”

“As we look to fiscal 2021, we remain focused on delivering mission critical products, technologies and services to our customers, coupled with operational excellence and financial discipline. Our strong foundation and experienced management team positions us well for any economic environment,” concluded Sola.

First Quarter Fiscal 2021 Outlook

The following outlook is for the first fiscal quarter ending January 2, 2021. These statements are forward-looking and actual results may differ materially.

▪	Revenue between $1.70 billion to $1.80 billion
▪	GAAP diluted earnings per share between $0.65 to $0.75
▪	Non-GAAP diluted earnings per share between $0.75 to $0.85

The outlook above constitutes forward-looking statements within the meaning of the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those projected in these statements as a result of a number of factors, mostly notably the ongoing impacts of the COVID-19 pandemic, which have reduced demand from our customers, caused supply chain interruptions and created health risks for our employees and which could result in restrictions on where we can build products, the levels of staffing at our plants and the types of products we can build for our customers. Other factors that could cause our results to differ from our outlook include adverse changes to the key markets we target; significant uncertainties that can cause our future sales and net income to be variable; reliance on a small number of customers for a substantial portion of our sales; risks arising from our international operations; and the other factors set forth in the Company's annual and quarterly reports filed with the Securities Exchange Commission (“SEC”).

The Company is under no obligation to (and expressly disclaims any such obligation to) update or alter any of the forward-looking statements made in this earnings release, the conference call or the Investor Relations section of our website whether as a result of new information, future events or otherwise, unless otherwise required by law.

Company Conference Call Information

Sanmina will hold a conference call to review its financial results for the fourth quarter on Tuesday, November 10, 2020 at 5:00 p.m. ET (2:00 p.m. PT). The access numbers are: domestic 866-891-4420 and international 201-383-2868. The conference will also be webcast live over the Internet. You can log on to the live webcast at www.sanmina.com. Additional information in the form of a slide presentation is available on Sanmina’s website at www.sanmina.com. A replay of the conference call will be available for 48-hours. The access numbers are: domestic 855-859-2056 and international 404-537-3406, access code is 9564278.

About Sanmina

Sanmina Corporation, a Fortune 500 company, is a leading integrated manufacturing solutions provider serving the fastest growing segments of the global Electronics Manufacturing Services (EMS) market. Recognized as a technology leader, Sanmina provides end-to-end manufacturing solutions, delivering superior quality and support to Original Equipment Manufacturers (OEMs) primarily in the communications networks, cloud computing, industrial, defense, medical and automotive. Sanmina has facilities strategically located in key regions throughout the world. More information about the Company is available at www.sanmina.com.

Sanmina Contact

Paige Melching

SVP, Marketing and Investor Communications

408-964-3610

Press Release Financials	SANMINA
2700 North First Street
San Jose, CA 95134
Tel: 408-964-3610

Condensed Consolidated Balance Sheets
(in thousands)
(GAAP)

	October 3,	September 28,
	2020	2019
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$480,526	$454,741
Accounts receivable, net	1,043,334	1,128,379
Contract assets	396,583	396,300
Inventories	861,281	900,557
Prepaid expenses and other current assets	37,718	40,952
Total current assets	2,819,442	2,920,929

Property, plant and equipment, net	559,242	630,647
Deferred tax assets	273,470	279,803
Other	120,502	74,134
Total assets	$3,772,656	$3,905,513

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable	$1,210,049	$1,336,914
Accrued liabilities	171,761	180,107
Accrued payroll and related benefits	122,029	127,647
Short-term debt, including current portion of long-term debt	18,750	38,354
Total current liabilities	1,522,589	1,683,022

Long-term liabilities:
Long-term debt	329,249	346,971
Other	290,902	232,947
Total long-term liabilities	620,151	579,918

Stockholders' equity	1,629,916	1,642,573
Total liabilities and stockholders' equity	$3,772,656	$3,905,513

Press Release Financials	SANMINA
2700 North First Street
San Jose, CA 95134
Tel: 408-964-3610

Condensed Consolidated Statements of Income
(in thousands, except per share amounts)
(GAAP)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	Oct. 3,	Sept. 28,	Oct. 3,	Sept. 28,
	2020	2019	2020	2019
Net sales	$1,874,958	$1,892,207	$6,960,370	$8,233,859
Cost of sales	1,723,027	1,750,503	6,434,663	7,641,921
Gross profit	151,931	141,704	525,707	591,938

Operating expenses:
Selling, general and administrative	56,209	66,050	240,931	260,032
Research and development	6,416	6,244	22,564	27,552
Restructuring and other costs	7,272	6,325	34,525	18,237
Total operating expenses	69,897	78,619	298,020	305,821

Operating income	82,034	63,085	227,687	286,117

Interest income	830	223	2,322	1,111
Interest expense	(8,526)	(6,421)	(28,903)	(30,763)
Other income (expense), net	2,794	(2,481)	(348)	(10,846)
Interest and other, net	(4,902)	(8,679)	(26,929)	(40,498)
Income before income taxes	77,132	54,406	200,758	245,619
Provision for income taxes	25,526	34,649	61,045	104,104
Net income	$51,606	$19,757	$139,713	$141,515

Basic income per share	$0.77	$0.28	$2.02	$2.05
Diluted income per share	$0.75	$0.27	$1.97	$1.97

Weighted-average shares used in computing per share amounts:
Basic	67,329	69,898	69,041	69,129
Diluted	68,799	72,294	70,793	71,678

Press Release Financials	SANMINA
2700 North First Street
San Jose, CA 95134
Tel: 408-964-3610

Reconciliation of GAAP to Non-GAAP Measures
(in thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	Oct. 3,	June 27,	Sept. 28,	Oct. 3,	Sept. 28,
	2020	2020	2019	2020	2019
GAAP Operating Income	$82,034	$64,103	$63,085	$227,687	$286,117
GAAP operating margin	4.4%	3.9%	3.3%	3.3%	3.5%
Adjustments:
Stock compensation expense (1)	4,192	7,354	10,266	26,235	30,844
Amortization of intangible assets	817	63	190	1,133	1,206
Distressed customer charges (2)	(531)	1,499	(49)	968	(1,752)
Legal and other (3)	2,346	-	-	2,346	-
Restructuring costs	6,455	2,812	2,411	26,783	13,753
Gain on sales of long-lived assets	(604)	-	-	(604)	-
Goodwill and other asset impairments	-	-	3,724	6,609	3,724
Non-GAAP Operating Income	$94,709	$75,831	$79,627	$291,157	$333,892
Non-GAAP operating margin	5.1%	4.6%	4.2%	4.2%	4.1%

GAAP Net Income	$51,606	$44,880	$19,757	$139,713	$141,515

Adjustments:
Operating income adjustments (see above)	12,675	11,728	16,542	63,470	47,775
Legal and other (3)	(729)	-	-	(988)	(830)
Adjustments for taxes (4)	11,869	3,387	24,312	13,426	55,538
Non-GAAP Net Income	$75,421	$59,995	$60,611	$215,621	$243,998

GAAP Net Income Per Share:
Basic	$0.77	$0.66	$0.28	$2.02	$2.05
Diluted	$0.75	$0.64	$0.27	$1.97	$1.97

Non-GAAP Net Income Per Share:
Basic	$1.12	$0.88	$0.87	$3.12	$3.53
Diluted	$1.10	$0.86	$0.84	$3.05	$3.40

Weighted-average shares used in computing per share amounts:
Basic	67,329	68,216	69,898	69,041	69,129
Diluted	68,799	69,645	72,294	70,793	71,678

(1)	Stock compensation expense was as follows:

	Cost of sales	$1,833	$2,772	$2,711	$10,099	$9,757
	Selling, general and administrative	2,349	4,496	7,550	15,897	20,807
	Research and development	10	86	5	239	280
	Total	$4,192	$7,354	$10,266	$26,235	$30,844

(2)	Relates to accounts receivable and inventory write-downs (recoveries) associated with distressed customers.

(3)	Represents expenses, charges and recoveries associated with certain legal matters.

(4)	GAAP provision for income taxes	$25,526	$14,727	$34,649	$61,045	$104,104

	Adjustments:
	Tax impact of operating income adjustments	285	602	337	1,500	957
	Discrete tax items	(5,991)	3,152	(3,983)	(2,121)	(3,357)
	Deferred tax adjustments	(6,163)	(7,141)	(20,666)	(12,805)	(53,138)
	Subtotal - adjustments for taxes	(11,869)	(3,387)	(24,312)	(13,426)	(55,538)
	Non-GAAP provision for income taxes	$13,657	$11,340	$10,337	$47,619	$48,566

Q1 FY21 Earnings Per Share Outlook*:	Q1 FY21 EPS Range
	Low	High
GAAP diluted earnings per share	$0.65	$0.75
Stock compensation expense	$0.10	$0.10
Non-GAAP diluted earnings per share	$0.75	$0.85

* Due to uncertainty regarding the timing of recognition of restructuring charges, impairment charges and other unusual or infrequent items, if any, that could be incurred during the first quarter of FY21, an estimate of such items is not included in the outlook for Q1 FY21 GAAP EPS.

Press Release Financials	SANMINA
2700 North First Street
San Jose, CA 95134
Tel: 408-964-3610

Sanmina Corporation
Pre-tax Return on Invested Capital (ROIC)
(in thousands)

($ in thousands)		Q4 FY20
Pre-tax Return on Invested Capital (ROIC)

GAAP operating income		$ 82,034	14 weeks
	x	3.7	= 4*(13/14)
Annualized GAAP operating income		304,698
Average invested capital (1)	÷	1,245,006
GAAP pre-tax ROIC		24.5%

Non-GAAP operating income		$ 94,709	14 weeks
	x	3.7	= 4*(13/14)
Annualized non-GAAP operating income		351,776
Average invested capital (1)	÷	1,245,006
Non-GAAP pre-tax ROIC		28.3%

(1) Invested capital is defined as total assets (not including cash and cash equivalents and deferred tax assets) less total liabilities (excluding short-term and long-term debt).

Press Release Financials	SANMINA
2700 North First Street
San Jose, CA 95134
Tel: 408-964-3610

Sanmina Corporation
Condensed Consolidated Cash Flow
(in thousands)

	Three Month Periods			Twelve Month Periods
($ in thousands)	Q4'20	Q3'20	Q4'19	FY20	FY19
GAAP Net Income	$51,606	$44,880	$19,757	$139,713	$141,515
Depreciation and amortization	28,555	28,886	28,508	114,218	116,949
Other, net*	6,822	15,532	41,332	47,972	87,731
Net change in net working capital	(7,094)	(25,531)	100,600	(1,348)	36,770
Cash provided by operating activities	79,889	63,767	190,197	300,555	382,965

Sales (purchases) of short-term investments	30,000	(30,000)	-	-	-
Purchases of long-term investments	-	-	-	-	(499)
Net purchases of property & equipment	(10,512)	(9,441)	(29,174)	(64,409)	(127,142)
Cash used in investing activities	19,488	(39,441)	(29,174)	(64,409)	(127,641)

Net share issuances <repurchases>	(76,580)	(17,791)	820	(171,232)	925
Net borrowing activities	(659,374)	(4,688)	(121,000)	(39,048)	(221,143)
Cash used in financing activities	(735,954)	(22,479)	(120,180)	(210,280)	(220,218)

Effect of exchange rate changes	(114)	785	(375)	(81)	107

Net change in cash & cash equivalents	$(636,691)	$2,632	$40,468	$25,785	$35,213

Free cash flow:
Cash provided by operating activities	$79,889	$63,767	$190,197	$300,555	$382,965
Net purchases of property & equipment	(10,512)	(9,441)	(29,174)	(64,409)	(127,142)
	$69,377	$54,326	$161,023	$236,146	$255,823

*Primarily changes in deferred income taxes and stock-based compensation expense.

Schedule 1

The commentary and financial information above includes non-GAAP measures of operating income, operating margin, net income and diluted earnings per share. Management excludes from these measures stock-based compensation, restructuring, acquisition and integration expenses, impairment charges, amortization charges and other unusual or infrequent items, as adjusted for taxes, as more fully described below.

Management excludes these items principally because such charges or benefits are not directly related to the Company’s ongoing core business operations. We use such non-GAAP measures in order to (1) make more meaningful period-to-period comparisons of the Company’s operations, both internally and externally, (2) guide management in assessing the performance of the business, internally allocating resources and making decisions in furtherance of Company’s strategic plan, (3) provide investors with a better understanding of how management plans and measures the business and (4) provide investors with a better understanding of our ongoing, core business. The material limitations to management’s approach include the fact that the charges, benefits and expenses excluded are nonetheless charges, benefits and expenses required to be recognized under GAAP and, in some cases, consume cash which reduces the Company’s liquidity. Management compensates for these limitations primarily by reviewing GAAP results to obtain a complete picture of the Company’s performance and by including a reconciliation of non-GAAP results to GAAP results in its earnings releases.

Additional information regarding the economic substance of each exclusion, management’s use of the resultant non-GAAP measures, the material limitations of management’s approach and management’s methods for compensating for such limitations is provided below.

Stock-based Compensation Expense, which consists of non-cash charges for the estimated fair value of equity awards granted to employees and directors, is excluded in order to permit more meaningful period-to-period comparisons of the Company’s results since the Company grants different amounts and value of equity awards each quarter. In addition, given the fact that competitors grant different amounts and types of equity awards and may use different valuation assumptions, excluding stock-based compensation permits more accurate comparisons of the Company’s core results with those of its competitors.

Restructuring, Acquisition and Integration Expenses, which consist of severance, lease termination costs, exit costs and other charges primarily related to closing and consolidating manufacturing facilities and those associated with the acquisition and integration of acquired businesses, are excluded because such charges (1) can be driven by the timing of acquisitions and exit activities which are difficult to predict, (2) are not directly related to ongoing business results and (3) do not reflect expected future operating expenses. In addition, given the fact that the Company’s competitors complete acquisitions and adopt restructuring plans at different times and in different amounts than the Company, excluding these charges or benefits permits more accurate comparisons of the Company’s core results with those of its competitors. Items excluded by the Company may be different from those excluded by the Company’s competitors and restructuring and integration expenses include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Therefore, management also reviews GAAP results including these amounts.

Impairment Charges, which consist of non-cash charges, are excluded because such charges are non-recurring and do not reduce the Company’s liquidity. In addition, given the fact that the Company’s competitors may record impairment charges at different times, excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors.

Amortization Charges, which consist of non-cash charges impacted by the timing and magnitude of acquisitions of businesses or assets, are also excluded because such charges do not reduce the Company’s liquidity. In addition, such charges can be driven by the timing of acquisitions, which is difficult to predict. Excluding these charges permits more accurate comparisons of the Company’s core results with those of its competitors because the Company’s competitors complete acquisitions at different times and for different amounts than the Company.

Other Unusual or Infrequent Items, such as charges or benefits associated with distressed customers, expenses, charges and recoveries relating to certain legal matters, gains and losses on sales of assets and redemptions of debt, deferred tax and discrete tax items, are excluded because such items are typically non-recurring, difficult to predict or not directly related to the Company’s ongoing or core operations and are therefore not considered by management in assessing the current operating performance of the Company and forecasting earnings trends. However, items excluded by the Company may be different from those excluded by the Company’s competitors. In addition, these items may include both cash and non-cash expenses. Cash expenses reduce the Company’s liquidity. Management compensates for these limitations by reviewing GAAP results including these amounts.

Adjustments for Taxes, which consist of the tax effects of the various adjustments that we exclude from our non-GAAP measures, and adjustments related to deferred tax and discrete tax items.  Including these adjustments permits more accurate comparisons of the Company's core results with those of its competitors. We determine the tax adjustments based upon the various applicable effective tax rates.  In those jurisdictions in which we do not expect to realize a tax cost or benefit (due to a history of operating losses or other factors), a reduced tax rate is applied.